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                                                                EXHIBIT 10.70

                                  AMENDMENT TO
                          IRON AGE HOLDINGS CORPORATION
                              IRON AGE CORPORATION
                              CONSULTING AGREEMENT


            The Consulting Agreement (the "Agreement") dated as of the 1st day of September, 2002 (the "Effective Date") by and between Fenway Partners Resources, Inc., a Delaware corporation, Iron Age Corporation, a Delaware corporation and Iron Age Holdings Corporation, a Delaware corporation is hereby amended to change the effective date from September 1, 2002 to April 1, 2002. All the other provisions of the Agreement are hereby confirmed and ratified.

            IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf as an instrument under seal as of December 20, 2002 by its officer or representative thereunto duly authorized.


                                       FENWAY PARTNERS RESOURCES, INC.



                                       By
                                          -------------------------------------
                                          Dale Morrison
                                          President


                                       IRON AGE CORPORATION



                                       By
                                          -------------------------------------
                                          William J. Mills
                                          Chief Executive Officer and President


                                       IRON AGE HOLDINGS CORPORATION



                                       By
                                          -------------------------------------
                                          William J. Mills
                                          President